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EXHIBIT 99.1

CONSENT OF INDEPENDENT
CHARTERED ACCOUNTANTS

We consent to the inclusion of our report dated October 19, 2001, with respect to the combined financial statements of Leland/Watford Group included in the
current report of MarkWest Hydrocarbon, Inc., on Form 8-K/A dated   May 24,
2002, filed with the Securities and Exchange Commission.

                                      /s/ KPMG LLP

                                      Chartered Accountants


Calgary, Canada
May 24, 2002










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